                                                                    EXHIBIT 10.5

                              AGREEMENT NOT TO SUE


      THIS AGREEMENT NOT TO SUE (the "Agreement") is made and entered into effective as of the 30th day of April, 1997, by and among VNUS MEDICAL TECHNOLOGIES, INC., a Delaware corporation having its principal place of business at Sunnyvale, California ("Vnus"), SURx, INC., a Delaware corporation having its principal place of business at Pleasanton, California ("SURx"), CORDIAL MEDICAL, INC., a Delaware corporation having its principal place of business at Tustin, California ("Cordial"), and BRONCUS TECHNOLOGIES, INC., a California corporation having its principal place of business at Mountain View, California ("Broncus"). Vnus, SURx, Cordial and Broncus may be herein referred to individually as a "Party" and collectively as "Parties".

                                    RECITALS

      WHEREAS, Vnus, Menlo Ventures VI, L.P., and Michael D. Laufer, M.D. ("Dr. Laufer") entered into an agreement dated April 30, 1997, a copy of which is appended hereto as Exhibit A (the "Vnus Agreement"), pursuant to which Dr. Laufer and Menlo Ventures VI, L.P., assigned to Vnus, his, its and their right, title and interest in certain inventions, improvements, trade secrets, patents, patent applications, and in process patent applications (collectively, "Inventions") related to the field of chronic venous insufficiency, hemorrhoid treatments, endovascular treatments for vasogenic impotence and the treatment of esophageal varices (the "Vnus Field") and agreed to assign to Vnus any future inventions or intellectual property in the Vnus Field arising out of Dr. Laufer's work done on behalf of Vnus; and

      WHEREAS, SURx, Menlo Venture VI, L.P., and Dr. Laufer entered into an agreement dated April 30, 1997, a copy of which is appended hereto as Exhibit B (the "SURx Agreement"), whereby Dr. Laufer and Menlo Ventures VI, L.P. assigned to SURx his, its and their right, title and interest in certain Inventions related to the field of the treatment of urinary incontinence, fascia in and remaining in the torso (excluding the pericardium), and kidney stones (the "SURx Field") and agreed to assign SURx any future Inventions or intellectual property in the SURx Field arising out of Dr. Laufer's work done on behalf of SURx; and

      WHEREAS, Cordial, Menlo Venture VI, L.P., and Dr. Laufer entered into an agreement dated April 30, 1997, a copy of which is appended hereto as Exhibit C (the "Cordial Agreement"), whereby Dr. Laufer and Menlo Ventures VI, L.P. assigned to Cordial his, its and their right, title and interest in certain Inventions related to the field of the treatment of heart and pulmonary vessels (the "Cordial Field") and agreed to assign to Cordial any future Inventions or intellectual property in the Cordial Field arising out of Dr. Laufer's work done on behalf of Cordial; and

      WHEREAS, Broncus, Menlo Venture VI, L.P., and Dr. Laufer entered into an agreement dated April 30, 1997, a copy of which is appended as Exhibit D (the "Broncus Agreement"), whereby Dr. Laufer and Menlo Ventures VI, L.P. assigned to Broncus his, its and their right, title and interest in certain Inventions related to the field of pulmonary assist devices and treatment of the airways of the lungs (the "Broncus Field") and agreed to assign to Broncus any future Inventions or intellectual property in the Broncus Field arising out of Dr. Laufer's work done on behalf of Broncus; and

      WHEREAS, the Parties desire to have freedom to operate in the respective fields of the Parties and to avoid any disputes or conflicts based upon or relating to the past and future assignments made by Dr. Laufer under the Vnus Agreement, SURx Agreement, Cordial Agreement, and Broncus Agreement (the "Assignment Agreements"); and

      WHEREAS, the Parties wish to provide each other mutual covenants that a Party will not sue another Party in the event that such other Party, acting in its field, infringes such Party's rights in Inventions acquired pursuant to the applicable Assignment Agreement; and

      WHEREAS, the parties desire to avoid potential difficulties in enforcement of legal rights against third parties by a Party enforcing its rights in Inventions owned by such Party pursuant to one of the Assignment Agreements;

      NOW THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound thereby, the parties hereto agree as follows:

                                   ARTICLE 1.

      1.1 Vnus hereby covenants that Vnus will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against SURx, SURx's agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, predecessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of SURx within the SURx Field, or practice of a process by or on behalf of SURx within the SURx Field infringes or violates any of Vnus' rights in the Inventions that have been at that time assigned to and are owned by Vnus pursuant to the Vnus Agreement. This covenant does not in any way impair the right of Vnus to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the SURx Field.

      1.2 SURx hereby covenants that SURx will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against Vnus, Vnus' agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, precedessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of Vnus within the Vnus Field, or practice of a process by or on behalf of Vnus within the Vnus Field infringes or violates any of SURx' rights in the Inventions that have been at that time assigned to and are owned by

SURx pursuant to the SURx Agreement. This covenant does not in any way impair the right of SURx to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the Vnus Field.

                                   ARTICLE 2.

      2.1 Vnus hereby covenants that Vnus will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against Broncus, Broncus' agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, precedessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of Broncus within the Broncus Field, or practice of a process by or on behalf of Broncus within the Broncus Field infringes or violates any of Vnus' rights in the Inventions that have been at that time assigned to and are owned by Vnus pursuant to the Vnus Agreement. This covenant does not in any way impair the right of Vnus to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the Broncus Field.

      2.2 Broncus hereby covenants that Broncus will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against Vnus, Vnus' agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, precedessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of Vnus within the Vnus Field, or practice of a process by or on behalf of Vnus within the Vnus Field, or practice of a process by or on behalf of Vnus within the Vnus Field infringes or violates any of Broncus' rights in the Inventions that have been at that time assigned to and are owned by Broncus pursuant to the Broncus Agreement. This covenant does not in any way impair the right of Broncus to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the Vnus Field.

                                   ARTICLE 3.

      3.1 Vnus hereby covenants that Vnus will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against Cordial, Cordial's agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, precedessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of Cordial within the Cordial Field, or practice of a process by or on behalf of Cordial within the Cordial Field infringes or violates any of Vnus' rights in the Inventions that have been at that time assigned to and are owned by Vnus pursuant to the Vnus Agreement. This covenant does not in any way impair the right of Vnus to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the Cordial Field.

      3.2 Cordial hereby covenants that Cordial will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against Vnus, Vnus' agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, precedessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of Vnus within the Vnus Field, or practice of a process by or on behalf of Vnus within the Vnus Field infringes or violates any of Cordial's rights in the Inventions that have been at that time assigned to and are owned by Cordial pursuant to the Cordial Agreement. This covenant does not in any way impair the right of Cordial to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the Vnus Field.

                                   ARTICLE 4.

      4.1 Broncus hereby covenants that Broncus will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against SURx, SURx's agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, precedessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of SURx within the SURx Field, or practice of a process by or on behalf of SURx within the SURx Field infringes or violates any of Broncus' rights in the Inventions that have been at that time assigned to and are owned by Broncus pursuant to the Broncus Agreement. This covenant does not in any way impair the right of Broncus to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the SURx Field.

      4.2 SURx hereby covenants that SURx will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against Broncus, Broncus' agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, precedessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of Broncus within the Broncus Field, or practice of a process by or on behalf of Broncus within the Broncus Field infringes or violates any of SURx's rights in the Inventions that have been at that time assigned to and are owned by SURx pursuant to the SURx Agreement. This covenant does not in any way impair the right of SURx to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the Broncus Field.

                                   ARTICLE 5.

      5.1 Cordial hereby covenants that Cordial will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against SURx, SURx' agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, precedessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of SURx within the SURx Field, or practice of a process by or on behalf of SURx within the SURx Field infringes or violates any of Cordial's rights in the Inventions that have been at that time assigned to and are owned by Cordial pursuant to the Cordial Agreement. This covenant does not in any way impair the right of Cordial to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the SURx Field.

      5.2 SURx hereby covenants that SURx will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against Cordial, Cordial' agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, precedessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of Cordial within the Cordial Field, or practice of a process by or on behalf of Cordial within the Cordial Field infringes or violates any of SURx's rights in the Inventions that have been at that time assigned to and are owned by SURx pursuant to the SURx Agreement. This covenant does not in any way impair the right of SURx to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the Cordial Field.

                                   ARTICLE 6.

      6.1 Cordial hereby covenants that Cordial will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against Broncus, Broncus' agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, precedessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of Broncus within the Broncus Field, or practice of a process by or on behalf of Broncus within the Broncus Field infringes or violates any of Cordial's rights in the Inventions that have been at that time assigned to and are owned by Cordial pursuant to the Cordial Agreement. This covenant does not in any way impair the right of Cordial to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the Broncus Field.

      6.2 Broncus hereby covenants that Broncus will not institute, maintain, prosecute or voluntarily aid any legal or equitable action or proceeding (an "Action") against Cordial, Cordial's agents, representatives, customers, distributors, subdistributors or customers of such distributors or subdistributors, clients, partners, directors, officers, attorneys, employees, affiliates, subsidiaries, stockholders, predecessors, successors, or assigns (or any person acting by, through, under or in concert with any of them) (collectively, "Potentially Infringing Parties"), whether affirmatively, by cross-complaint, defense or counterclaim, or by any other means in any court within any jurisdiction where such Action alleges or claims that the manufacture, use, importation, offer to sell, or sale of a product or service by or on behalf of Cordial within the Cordial Field, or practice of a process by or on behalf of Cordial within the Cordial Field infringes or violates any of Broncus' rights in the Inventions that have been at that time assigned to and are owned by Broncus pursuant to the Broncus Agreement. This covenant does not in any way impair the right of Broncus to sue any Potentially Infringing Party on account of such Potentially Infringing Party's activities outside of the Cordial Field.

                                   ARTICLE 7.

      7.1 In the event that a Party institutes a legal or equitable proceeding or action (whether directly or by cross-complaint, counterclaim or as a defense) against a Third Party (i.e., an entity or person not party to this Agreement), in which the Party alleges that the Third Party has unlawfully infringed or violated such Party's rights in the Inventions assigned to the Party pursuant to the applicable Assignment Agreement, and should such Third Party assert that one or more of the other Parties to this Agreement are necessary and indispensable to such legal or equitable proceedings, such other Party or Parties agree to participate in the proceedings. The Party instituting the action shall be responsible for all liabilities, costs and expenses of the other Party or Parties in participating in such suit. The Party instituting the action shall indemnify and hold harmless the other Party or Parties participating in such suit for any monetary award to the Third Party. The Party instituting the action shall receive all awards and proceeds resulting from settlement, decision or other resolution of such proceeding or action.

      7.2 No party may require that the Party to whom an invention is assigned institute a proceeding or action against a Third Party alleging that the Third Party has unlawfully infringed or violated its rights or the rights of the Party to whom an Invention is assigned.

                                   ARTICLE 8.

      8.1 The parties agree that Dr. Laufer has full and sole authority to decide the Party to which he assigns Inventions pursuant to the Assignment agreements. If a patent application is filed based upon one of his Inventions, Dr. Laufer shall assign his entire rights, title and interest in the application to the same Party to whom he decided to assign the corresponding Invention. Dr. Laufer's decisions to assign the patent application to a particular Party shall not be contestable by any of the other Parties.

      8.2 The Parties recognize as valid, and agree not to contest, the assignments already completed by Dr. Laufer pursuant to the Assignment Agreements.

      8.3 The Parties recognize as valid, and agree not to contest, any future assignments Dr. Laufer may make pursuant to the Assignment Agreements.

                                   ARTICLE 9.

      9.1 In the event that a Party (the "Initiating Party") institutes an Action against one of the other Parties (the "Defending Party") to this Agreement which Action may be determined by a court of competent jurisdiction or an arbitrator with jurisdiction over such matter to be in breach of a covenant not to sue under Articles 1 through 6 herein, such Initiating Party shall pay all of the Defending Party's attorney's fees and costs and expenses associated with defending against such Actions and enforcing the covenant not to sue. In addition, the Initiating Party shall be liable to the Defending Party for all harm caused by such breach and the Parties agree that equitable relief may be appropriate including temporary and permanent injunctions. Not withstanding the foregoing, in no event shall any party be liable under this Article 9.1 to any other Party for any special, punitive, or consequential damages.

                                   ARTICLE 10.

      10.1 TRANSFERABILITY. A Party's obligations under this Agreement, including the obligation pursuant to Articles 1-6, not to sue another Party for actions within the other Party's Field, will bind the Party's respective successors, heirs, executors, licensees, administrators, and assigns. A Party cannot license or assign rights in the Inventions assigned to it pursuant to the applicable Assignment Agreement without also assigning the Party's obligations under this Agreement. The Parties' rights pursuant to Articles 7, 8 and 9 of this Agreement will inure to the benefit of their respective successors, heirs, executors, licensees, administrators and assigns. This Agreement authorizes a Party to transfer the right pursuant to Articles 1-6, not to be sued by another Party only concurrently with the transfer of the entire assets of the Party. The Party transferring its rights and/or obligations under this Agreement must make a written notification of such transfer to each of the other Parties. The written notification must state to whom the rights and/or obligations are transferred and that the transferee is aware of this Agreement.

      10.2 RELATIONSHIP OF THE PARTIES. No Party is, nor will be deemed to be, an agent or legal representative of any other Party for any purpose. No Party will be entitled to enter into any contracts in the name of or on behalf of any other Party, and no Party will be entitled to pledge the credit of any other Party in any way or hold itself out as having authority to do so. No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

      10.3 WAIVER. Unless the provision provides otherwise, no provision of the Agreement will be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

      10.4 SEVERABILITY. Whenever possible, each provision of the Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Agreement.

      10.5 CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of California, as applied to agreements executed and performed entirely within the state of California by California residents. Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to a court of applicable jurisdiction in the state of California, and each Party hereby consents to the jurisdiction and venue of such court.

      10.6 TERMINATION. This Agreement shall continue in effect until the later of March 1, 2002 or the expiration of the last to expire of any patents that issue from the Inventions assigned to the Parties pursuant to the Assignment Agreements.

      10.7 ENTIRE AGREEMENT OF THE PARTIES. This Agreement sets forth the entire understanding and agreement between the Parties regarding the subject matter hereof. No verbal agreement, conversation or representation between any officers, agents or employees of the Parties either before or after the execution of this Agreement shall affect or modify any of the terms or obligations herein contained.

      10.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

      10.9 No amendment or modification to this Agreement shall be effective unless in writing signed by each of the Parties hereto.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, including Exhibits A, B, C and D attached hereto and incorporated herein by reference.


VNUS MEDICAL TECHNOLOGIES, INC.          SURX, INC.


By: /s/                                  By: /s/
    -------------------------------          -----------------------------------
Title: President & CEO                   Title: President & CEO
       ----------------------------             --------------------------------


CORDIAL MEDICAL, INC.                    BRONCUS TECHNOLOGIES, INC.


By: /s/                                  By: /s/
    -------------------------------          -----------------------------------
Title: President & CEO                   Title: President & CEO
       ----------------------------             --------------------------------

                                    EXHIBIT A

                                    AGREEMENT

THIS AGREEMENT (the "Agreement") is made by and among Vnus Medical Technologies, Inc. ("Vnus"), Menlo Ventures VI, L.P. ("Menlo") and Michael D. Laufer, M.D. ("Dr. Laufer") as of April 30, 1997.

      1. Assignment of Past Inventions. In exchange for one hundred dollars ($100), receipt of which is hereby acknowledged, Dr. Laufer and Menlo hereby assign to Vnus all of his, its and their existing right, title and interest in and to any and all inventions, improvements, trade secrets, patents, patent applications and in process patent applications (collectively "inventions") conceived of and reduced to practice by Dr. Laufer, solely or jointly, on or before May 2, 1996, and which relate to the areas of chronic venous insufficiency, hemorrhoid treatments, endovascular treatments for vasogenic impotence and the treatment of esophageal varices (collectively, the "Field"). Dr. Laufer retains his rights and interest in being named as an author or the principal author in any and all such inventions within the Field.

      2. Ownership of Future Inventions. Dr. Laufer and Menlo shall assign for valuable consideration to Vnus all of his, its, and their existing right, title and interest to any invention or discovery, patentable or otherwise, and any development, improvement, trade secret, or other intellectual property within the Field conceived, developed and/or reduced to practice by Dr. Laufer, alone or in combination with others at Vnus after May 2, 1996, arising from work done on behalf of Vnus, including but not limited to the review or development of products. Dr. Laufer shall have no obligation to Vnus with respect to any other inventions or discoveries, patentable or otherwise, or for any other development, improvement, trade secret or other intellectual property except as listed above.

      3.    Further Agreements.

            (a) All prior agreements between Dr. Laufer and Vnus are hereby terminated. Dr. Laufer acknowledges that he is a director of Vnus and will continue to be subject to his fiduciary duties relating to his role as a member of the board of directors of Vnus.

            (b) With respect to all inventions and information assigned by Dr. Laufer to Vnus under this Agreement, Dr. Laufer will assist Vnus in any reasonable manner upon reasonable request to obtain for Vnus' benefit patents in any and all countries and Dr. Laufer will execute, upon reasonable request, patent applications, assignments and declarations to or for Vnus or persons designated by it, and any other lawful documents required to carry out the purposes of this Agreement. Dr. Laufer will further assist Vnus in every way including but not limited to testifying in any suit or proceeding, to enforce any such patents or patent applications. Vnus agrees that it will reimburse Dr. Laufer for any and all out of pocket expenses associated with such enforcement proceedings. In addition, should such proceedings ensue after such time as Dr Laufer is no longer a member of the board of directors, Vnus will reimburse Dr. Laufer for his time at a rate mutually agreed upon but not less than $250/hour which can be unilaterally waived by Dr. Laufer at the time of such proceedings should he so choose.

      4.    Miscellaneous.

            (a) This Agreement is entered into by Dr. Laufer in order to comply with the management and limited partnership agreements of Menlo Ventures VI, L.P. and MV Management VI, L.P. of which Dr. Laufer is a General Partner.

            (b) This Agreement shall be governed by and construed in accordance with the laws of the State of California, and the parties hereto submit to the exclusive jurisdiction of the courts in California, both state and federal, with respect to the subject matter of this Agreement.

            (c) This Agreement shall not be modified, amended, rescinded, canceled or waived in whole or in part except by written instruments signed by the parties hereto.

            (d) This Agreement expresses modifications to existing agreements between the parties. All previous agreements between the parties are hereby terminated, including all compensation agreements, consulting agreements and agreements for the assignment of intellectual property.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                         VNUS MEDICAL TECHNOLOGIES, INC.


/s/                                      By:    /s/
-----------------------------------             --------------------------------
Michael D. Laufer, M.D.                  Title: President & CEO
                                                --------------------------------


MENLO VENTURES VI, L.P.
BY: MV MANAGEMENT VI, L.P.
ITS GENERAL PARTNER


By: /s/
    -------------------------------

                                   EXHIBIT B

                                   AGREEMENT

THIS AGREEMENT (the "Agreement") is made by and among SURx, Inc. ("SURx"), Menlo Ventures VI, L.P. ("Menlo") and Michael D. Laufer, M.D. ("Dr. Laufer") as of April 30, 1997.

      1. Assignment of Past Inventions. In exchange for one hundred dollars ($100), receipt of which is hereby acknowledged, Dr. Laufer and Menlo hereby assign to SURx all of his, its and their existing right, title and interest in and to any and all inventions, improvements, trade secrets, patents, patent applications and in process patent applications (collectively "inventions") conceived of and reduced to practice by Dr. Laufer, solely or jointly, on or before August 1, 1996, and which relate to the treatment of urinary incontinence, fascia in and remaining in the torso (excluding the pericardium), and kidney stones (collectively the "Field"). Dr. Laufer retains his rights and interest in being named as an author or the principal author in any and all such inventions within the Field.

      2. Ownership of Future Inventions. Dr. Laufer and Menlo shall assign for valuable consideration to SURx all of his, its, and their existing right, title and interest to any invention or discovery, patentable or otherwise, and any development, improvement, trade secret, or other intellectual property within the Field conceived, developed and/or reduced to practice by Dr. Laufer, alone or in combination with others at SURx after August 1, 1996, arising from work done on behalf of SURx, including but not limited to the review or development of products. Dr. Laufer shall have no obligation to SURx with respect to any other inventions or discoveries, patentable or otherwise, or for any other development, improvement, trade secret or other intellectual property except as listed above.

      3.    Further Agreements.

            (a) All prior agreements between Dr. Laufer and SURx are hereby terminated. Dr. Laufer acknowledges that he is a director of SURx and will continue to be subject to his fiduciary duties relating to his role as a member of the board of directors of SURx.

            (b) With respect to all inventions and information assigned by Dr. Laufer to SURx under this Agreement, Dr. Laufer will assist SURx in any reasonable manner upon reasonable request to obtain for SURx' benefit patents in any and all countries and Dr. Laufer will execute, upon reasonable request, patent applications, assignments and declarations to or for SURx or persons designated by it, and any other lawful documents required to carry out the purposes of this Agreement. Dr. Laufer will further assist SURx in every way including but not limited to testifying in any suit or proceeding, to enforce any such patents or patent applications. SURx agrees that it will reimburse Dr. Laufer for any and all out of pocket expenses associated with such enforcement proceedings. In addition, should such proceedings ensue after such time as Dr Laufer is no longer a member of the board of directors, SURx will reimburse Dr. Laufer for his time at a rate mutually agreed upon but not less than $250/hour which can be unilaterally waived by Dr. Laufer at the time of such proceedings should he so choose.

      4.    Miscellaneous.

            (a) This Agreement is entered into by Dr. Laufer in order to comply with the management and limited partnership agreements of Menlo Ventures VI, L.P. and MV Management VI, L.P. of which Dr. Laufer is a General Partner.

            (b) This Agreement shall be governed by and construed in accordance with the laws of the State of California, and the Parties hereto submit to the exclusive jurisdiction of the courts in California, both state and federal, with respect to the subject matter of this Agreement.

            (c) This Agreement shall not be modified, amended, rescinded, canceled or waived in whole or in part except by written instruments signed by the parties hereto.

            (d) This Agreement expresses modifications to existing agreements between the parties. All previous agreements between the parties are hereby terminated, including all compensation agreements, consulting agreements and agreements for the assignment of intellectual property.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                         SURX, INC.


/s/                                      By:    /s/
-----------------------------------             --------------------------------
Michael D. Laufer, M.D.                  Title: President & CEO
                                                --------------------------------


MENLO VENTURES VI, L.P.
BY: MV MANAGEMENT VI, L.P.
ITS GENERAL PARTNER


By: /s/
    -------------------------------

                                    EXHIBIT C

                                    AGREEMENT

THIS AGREEMENT (the "Agreement") is made by and among Cordial Medical, Inc. ("Cordial"), Menlo Ventures VI, L.P. ("Menlo") and Michael D. Laufer, M.D. ("Dr. Laufer") as of April 30, 1997.

      1. Assignment of Past Inventions. In exchange for one hundred dollars ($100), receipt of which is hereby acknowledged, Dr. Laufer and Menlo hereby assign to Cordial all of his, its and their existing right, title and interest in and to any and all inventions, improvements, trade secrets, patents, patent applications and in process patent applications (collectively "inventions") conceived of and reduced to practice by Dr. Laufer, solely or jointly, on or before July 8, 1996, and which relate to the treatment of the heart and pulmonary vessels (collectively the "Field"). Dr. Laufer retains his rights and interest in being named as an author or the principal author in any and all such inventions within the Field.

      2. Ownership of Future Inventions. Dr. Laufer and Menlo shall assign for valuable consideration to Cordial all of his, its, and their existing right, title and interest to any invention or discovery, patentable or otherwise, and any development, improvement, trade secret, or other intellectual property within the Field conceived, developed and/or reduced to practice by Dr. Laufer, alone or in combination with others at Cordial after July 8, 1996, arising from work done on behalf of Cordial, including but not limited to the review or development of products. Dr. Laufer shall have no obligation to Cordial with respect to any other inventions or discoveries, patentable or otherwise, or for any other development, improvement, trade secret or other intellectual property except as listed above.

      3.    Further Agreements.

            (a) All prior agreements between Dr. Laufer and Cordial are hereby terminated. Dr. Laufer acknowledges that he is a director of Cordial and will continue to be subject to his fiduciary duties relating to his role as a member of the board of directors of Cordial.

            (b) With respect to all inventions and information assigned by Dr. Laufer to Cordial under this Agreement, Dr. Laufer will assist Cordial in any reasonable manner upon reasonable request to obtain for Cordial' benefit patents in any and all countries and Dr. Laufer will execute, upon reasonable request, patent applications, assignments and declarations to or for Cordial or persons designated by it, and any other lawful documents required to carry out the purposes of this Agreement. Dr. Laufer will further assist Cordial in every way including but not limited to testifying in any suit or proceeding, to enforce any such patents or patent applications. Cordial agrees that it will reimburse Dr. Laufer for any and all out of pocket expenses associated with such enforcement proceedings. In addition, should such proceedings ensue after such time as Dr Laufer is no longer a member of the board of directors, Cordial will reimburse Dr. Laufer for his time at a rate mutually agreed upon but not less than $250/hour which can be unilaterally waived by Dr. Laufer at the time of such proceedings should he so choose.

      4.    Miscellaneous.

            (a) This Agreement is entered into by Dr. Laufer in order to comply with the management and limited partnership agreements of Menlo Ventures VI, L.P. and MV Management VI, L.P. of which Dr. Laufer is a General Partner.

            (b) This Agreement shall be governed by and construed in accordance with the laws of the State of California, and the Parties hereto submit to the exclusive jurisdiction of the courts in California, both state and federal, with respect to the subject matter of this Agreement.

            (c) This Agreement shall not be modified, amended, rescinded, canceled or waived in whole or in part except by written instruments signed by the parties hereto.

            (d) This Agreement expresses modifications to existing agreements between the parties. All previous agreements between the parties are hereby terminated, including all compensation agreements, consulting agreements and agreements for the assignment of intellectual property.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                         CORDIAL MEDICAL, INC.


/s/                                      By:    /s/
-----------------------------------             --------------------------------
Michael D. Laufer, M.D.                  Title: President & CEO
                                                --------------------------------


MENLO VENTURES VI, L.P.
BY: MV MANAGEMENT VI, L.P.
ITS GENERAL PARTNER


By: /s/
    -------------------------------

                                    EXHIBIT D

                                    AGREEMENT

THIS AGREEMENT (the "Agreement") is made by and among Broncus Technologies, Inc. ("Broncus"), Menlo Ventures VI, L.P. ("Menlo") and Michael D. Laufer, M.D. ("Dr. Laufer") as of April 30, 1997.

      1. Assignment of Past Inventions. In exchange for one hundred dollars ($100), receipt of which is hereby acknowledged, Dr. Laufer and Menlo hereby assign to Broncus all of his, its and their existing right, title and interest in and to any and all inventions, improvements, trade secrets, patents, patent applications and in process patent applications (collectively "inventions") conceived of and reduced to practice by Dr. Laufer, solely or jointly, on or before February 7, 1997, and which relate to the areas of pulmonary assist devices and the treatment of the airways of the lungs (collectively the "Field"). Dr. Laufer retains his rights and interest in being named as an author or the principal author in any and all such inventions within the Field.

      2. Ownership of Future Inventions. Dr. Laufer and Menlo shall assign for valuable consideration to Broncus all of his, its, and their existing right, title and interest to any invention or discovery, patentable or otherwise, and any development, improvement, trade secret, or other intellectual property within the Field conceived, developed and/or reduced to practice by Dr. Laufer, alone or in combination with others at Broncus after February 7, 1997, arising from work done on behalf of Broncus, including but not limited to the review or development of products. Dr. Laufer shall have no obligation to Broncus with respect to any other inventions or discoveries, patentable or otherwise, or for any other development, improvement, trade secret or other intellectual property except as listed above.

      3.    Further Agreements.

            (a) All prior agreements between Dr. Laufer and Broncus are hereby terminated. Dr. Laufer acknowledges that he is a director of Broncus and will continue to be subject to his fiduciary duties relating to his role as a member of the board of directors of Broncus.

            (b) With respect to all inventions and information assigned by Dr. Laufer to Broncus under this Agreement, Dr. Laufer will assist Broncus in any reasonable manner upon reasonable request to obtain for Broncus' benefit patents in any and all countries and Dr. Laufer will execute, upon reasonable request, patent applications, assignments and declarations to or for Broncus or persons designated by it, and any other lawful documents required to carry out the purposes of this Agreement. Dr. Laufer will further assist Broncus in every way including but not limited to testifying in any suit or proceeding, to enforce any such patents or patent applications. Broncus agrees that it will reimburse Dr. Laufer for any and all out of pocket expenses associated with such enforcement proceedings. In addition, should such proceedings ensue after such time as Dr. Laufer is no longer a member of the board of directors, Broncus will reimburse Dr. Laufer for his time at a rate mutually agreed upon but not less than $250/hour which can be unilaterally waived by Dr. Laufer at the time of such proceedings should he so choose.

      4.    Miscellaneous.

            (a) This Agreement is entered into by Dr. Laufer in order to comply with the management and limited partnership agreements of Menlo Ventures VII, L.P. and MV Management VII, L.P. of which Dr. Laufer is a General Partner.

            (b) This Agreement shall be governed by and construed in accordance with the laws of the State of California, and the parties hereto submit to the exclusive jurisdiction of the courts in California, both state and federal, with respect to the subject matter of this Agreement.

            (c) This Agreement shall not be modified, amended, rescinded, canceled or waived in whole or in part except by written instruments signed by the parties hereto.

            (d) This Agreement expresses modifications to existing agreements between the parties. All previous agreements between the parties are hereby terminated, including all compensation agreements, consulting agreements and agreements for the assignment of intellectual property.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                         BRONCUS TECHNOLOGIES, INC.


/s/                                      By:    /s/
-----------------------------------             --------------------------------
Michael D. Laufer, M.D.                  Title: President & CEO
                                                --------------------------------


MENLO VENTURES VI, L.P.
BY: MV MANAGEMENT VI, L.P.
ITS GENERAL PARTNER


By: /s/
    -------------------------------


                                       2